Certain risks and uncertainties	12 Months Ended
Dec. 31, 2016
Certain risks and uncertainties
Certain risks and uncertainties

29.  Certain risks and uncertainties

a)      Major customers

For the year ended December 31, 2014, 2015 and 2016, there is one customer located in Japan accounting for 28.8% , 12.5% and 4.0% of total revenue, respectively.

Accounts receivable from the 3 customers with the largest receivable balances represents 23% and 20% of the balance of accounts receivable at December 31, 2015 and 2016, respectively. As of December 31, 2016, the largest outstanding account receivable balance accounted for 10.8% of total accounts receivable balance and no other customer occupied over 10% of total accounts receivable balance. The Group performs ongoing credit evaluations of its customers’ financial condition whenever deemed necessary and generally does not require collateral. The Group maintains an allowance for doubtful accounts based upon the expected collectability of all accounts receivable, which takes into consideration an analysis of historical bad debts, specific customer creditworthiness and current economic trends.

b)      Concentrations of credit risk

Financial instruments that potentially subject the Group to significant concentrations of credit risk consist principally of cash and cash equivalent, accounts receivables and advances to suppliers.

The Group places its cash and cash equivalents with high quality financial institutions in the PRC, US, Hong Kong, Japan and Malaysia and limits the amount of credit risk from any single institution. China does not have an official deposit insurance program, nor does it have an agency similar to The Federal Deposit Insurance Corporation (FDIC) in the United States. However, the Group believes that the risk of failure of any of these PRC banks is remote. Bank failure is extremely uncommon in China and the Group believes that those Chinese banks that hold the Company’s cash, cash equivalents and long term time deposit are financially sound based on public available information.

The Group is also exposed to the credit and financial risks of its suppliers to which the Group made advances. The Group’s financial condition and results of operations may be materially affected if the suppliers fail to meet their obligations of supplying silicon materials according to the contractually agreed schedules.

c)      Foreign currency risk

The RMB is not a freely convertible currency. The PRC State Administration for Foreign Exchange, under the authority of the People’s Bank of China, controls the conversion of RMB into foreign currencies. The value of the RMB is subject to changes in central government policies and to international economic and political developments affecting supply and demand in the PRC foreign exchange trading system market. The Group’s aggregate amount of cash and cash equivalents denominated in RMB amounted to RMB 1,798,414 and RMB 1,693,543 as of December 31, 2015 and 2016, respectively.